SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2004

WENDY’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-8116 (Commission File Number)	31-0785108 (IRS Employer Identification No.)

4288 West Dublin-Granville Road, Dublin, Ohio (Address of principal executive offices)		43017 (Zip Code)

Registrant’s telephone number, including area code (614) 764-3100

Not Applicable
(Former name or former address, if changed since last report.)

Item 1.	Changes in Control of Registrant.

Not applicable.

Item 2.	Acquisition or Disposition of Assets.

Not applicable.

Item 3.	Bankruptcy or Receivership.

Not applicable.

Item 4.	Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 5.	Other Events and Regulation FD Disclosure.

Not applicable.

Item 6.	Resignations of Registrant’s Directors.

Not applicable.

Item 7.	Financial Statements and Exhibits.

The press release described in Item 9 is attached hereto as Exhibit 99.

Item 8.	Change in Fiscal Year.

Not applicable.

Item 9.	Regulation FD Disclosure.

On March 3, 2004, the Company issued a press release reporting its February sales results and other information. The press release is attached hereto as Exhibit 99.

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not applicable.

Item 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not applicable.

Item 12.	Results of Operations and Financial Condition.

Not applicable.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S INTERNATIONAL, INC.
	By:	/s/ Kerrii B. Anderson
Kerrii B. Anderson
Date: March 3, 2004		Executive Vice President & Chief Financial Officer